                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 1997

             (Exact name of registrant as specified in its charter)

                            AMCOR Capital Corporation

(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)            Identification No.)

         Delaware                  0-17594                   33-0329559

                    (Address of principal executive offices)

               52-300 Enterprise Way, Coachella, California 92236

Registrant's telephone number, including area code:  760.398.9520

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.  Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  Not applicable.

ITEM 5.  OTHER EVENTS.

On or about July 29, 1997, the Registrant learned that on or about July 21, 1997, the Riverside County Local Solid Waste Management Enforcement Agency ("LEA") issued a cease and desist order pursuant to the provisions of which AMCOR Biomass Farms LLC is prohibited from accepting green waste at the those facilities located in Murrietta, California owned by Rancho California Partners II, a California limited partnership, and an affiliate of the Registrant. The LEA issued that cease and desist order because AMCOR Biomass Farms LLC failed to provide to the LEA certain information requested by the LEA regarding operations at those facilities. AMCOR Biomass Farms LLC is presently negotiating the revocation of that cease and desist order pending approval by the LEA of a testing protocol initiated by AMCOR Biomass Farms LLC and certain related remedial action by AMCOR Biomass Farms LLC at those facilities. No assurance can be given, however, that such cease and desist order will be revoked or, if revoked, that a similar cease and desist order will not be issued by the LEA in the future. An unfavorable resolution of this matter could adversely affect the results of the recycling and biomass processing operations of AMCOR Biomass Farms LLC at those facilities.

The Registrant has significant acreage in Coachella, California, where it intends to commence farming operations early next year, and which receives green waste material processed by AMCOR Biomass Farms LLC. In addition to the Registrant's Coachella facilities, there exist various other facilities to which AMCOR Biomass Farms LLC can transport its green waste material for deposits, which facilities will be determined by the Registrant and which determination shall be based on the type of green waste material, the location of the facilities, transportation and handling costs and other factors. Therefore, in the opinion of management of the Registrant, any interruption in the green waste disposal operations at those Murrietta facilities should not have a material adverse effect on the results of the Registrant.

On July 30, 1997, the Registrant provided to the LEA the results of heavy metals testing conducted by Del Mar Analytic Laboratories at those Murrietta facilities. Additionally, tests were conducted and the results thereof were provided to the LEA on August 6, 1997. Based on those results, the Registrant believes that there are no heavy metal contaminants at those facilities which exceed the soluble threshold limit concentration of such heavy metals characterized as "hazardous" in the State of California. The Registrant has agreed to provide additional documentation to the LEA to demonstrate that the material that has been transported to those facilities and incorporated into the soil at those facilities meets the "clean green" material criteria established by regulation pursuant to Title 14, California Code of Regulations, Division 7, Chapter 3.1, Section 17868.4 Subsections(a), (b) and (d).

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.  Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.  Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.  Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 1997                  AMCOR Capital Corporation




                                        /s/ FRED H. BEHRENS
                                        -------------------------------------
                                        Fred H. Behrens,
                                        Chief Executive Officer